Exhibit 10.20.3
                                    AMENDMENT
                                     to the
                                ALBERTSON'S, INC.
                         1990 DEFERRED COMPENSATION PLAN

          This Amendment is made by Albertson's, Inc., a Delaware corporation the "Corporation").

                                    RECITALS:

          A. The Corporation established the Albertson's, Inc. 1990 Deferred Compensation Plan effective January 1, 1990 (the "Plan");

         B. The Corporation, pursuant to Section 10.1 of the Plan, retained the right to amend the Plan and Section 10.1 provides that the Plan may be amended by the Grantor Trust Committee appointed by the Board of Directors of Albertson's, Inc. and the Committee has granted the authority to amend the Plan to the Grantor Trust Committee so long as such amendments do not materially alter benefits; and

         C. The Committee has determined that it is advisable to amend the Plan in the manner hereinafter set forth and that such amendments does not materially alter benefits.

                                    AMENDMENT

         The Plan is hereby amended, as of November 1, 1998, in the following respects:

         The last two sentences of Section 6.4 (a) of the Plan shall be deleted and the following language shall be substituted in their place:

         The Participant may modify the form of the distribution of all or part of the Participant's Account, provided that such modification is made on a validly executed and timely filed Deferral Agreement before the end of the calendar year which ends at least twelve (12) months prior to the date on which any distribution of the Participant's Account shall have commenced.

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned on this 11th day of November, 1998.

                                      ALBERTSON'S, INC.



                                      By:/s/  Thomas R. Saldin
                                         Thomas R. Saldin
                                         Executive Vice President,
                                         Administration and General Counsel

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